THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

SUPPLEMENT DATED MARCH 17, 2011

TO PROSPECTUSES DATED MAY 3, 2010, AS SUPPLEMENTED

          The United States Life Insurance Company in the City of New York ("USL") is amending its variable universal life insurance Policy (the "Policies") prospectuses for the purpose of providing you with notice that certain information will be mailed to you as required.

          As described in your May 3, 2010 prospectus, USL no longer sells your Policy. However, all of your rights under your Policy remain in effect, as well as USL's obligations and commitments under your Policy. If you need an additional copy of the most current prospectus, please call us at 1-800-251-3720. In addition, as required, USL will mail to you, on a periodic basis, (i) information about the funds you are invested in, (ii) confirmations of owner transactions as well as an annual statement and (iii) financial statements of USL and the Separate Account.

          Effective December 31, 2010, American International Life Assurance Company of New York ("AI Life"), an affiliate of USL, merged with and into USL ("Merger"). Due to the Merger, the USL financials, that will be mailed to you in 2011, will be consolidated pooled audited financials reflecting the Merger of AI Life into USL.